Exhibit 99.3

                              ARTICLES OF AMENDMENT



                                     OF THE



                            ARTICLES OF INCORPORATION

                                       OF

                    SECURITY INTELLIGENCE TECHNOLOGIES, INC.



        Pursuant to the provisions of section 607.0602, Florida Statutes



Ben Jamil, chief executive officer of Security Intelligence Technologies, Inc., a Florida corporation, does hereby certify as follows:

      1. The name of the corporation (the "Corporation") is Security Intelligence Technologies, Inc.

      2. Exhibit A to these Articles of Amendment sets forth the text of the amendment determining the terms of a newly created series of preferred stock of the Corporation which is designated as the Series C Preferred Stock.

      3. The amendment was duly adopted by the board of directors of the Corporation on March 18, 2005.

      IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment on March 18, 2005.



                                         /s/ Ben Jamil
                                         ----------------------------------
                                         Ben Jamil, Chief Executive Officer

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                                                                       Exhibit A

            Statement of Designations of the Series C Preferred Stock

The designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, the Series C Convertible Preferred Stock are as follows:



      1. Designation and Number of Shares.

            (a) The designation of this series of five million (5,000,000) shares of preferred stock, par value $.0001 per share, created by the Board of Directors of the Corporation pursuant to the authority granted to it by the articles of incorporation of the Corporation is Series C Preferred Stock.

            (b) In the event of the conversion of shares of Series C Preferred Stock into this Corporation's common stock, par value $.0001 per share ("Common Stock"), pursuant to Section 4 of this Statement of Designation, or in the event that the Corporation shall otherwise acquire and cancel any shares of Series C Preferred Stock, or in the event that a Conversion Event, as hereinafter defined, shall not have occurred by July 1, 2010, the shares of Series C Preferred Stock so converted or otherwise acquired and canceled or cancelled as a result of the failure of a Conversion Event to occur shall have the status of authorized but unissued shares of preferred stock, without designation as to series until such stock is once more designated as part of a particular series by the Corporation's Board of Directors. In addition, if the Corporation shall not issue the maximum number of shares of Series C Preferred Stock, the Corporation may, from time to time, by resolution of the Board of Directors, reduce the number of shares of Series C Preferred Stock authorized, provided, that no such reduction shall reduce the number of authorized shares to a number which is less than the number of shares of Series C Preferred Stock then issued or reserved for issuance. The number of shares by which the Series C Preferred Stock is reduced shall have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such stock is once more designated as part of a particular Series C by the Corporation's Board of Directors. The Board of Directors shall cause to be filed with the Secretary of State of the State of Florida such certificate as shall be necessary to reflect any reduction in the number of shares constituting the Series C Preferred Stock. The Series C Preferred Stock shall be pari passu with the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock of this Corporation as to dividends and upon voluntary or involuntary liquidation, dissolution or winding up.

      2. Dividend Rights. The holders of the Series C Preferred Stock shall be entitled to receive such dividends, whether payable in cash, property or capital stock of the Corporation, if, when and as declared by the Board of Directors. In the event that the Board of Directors shall declare a dividend on the Common Stock, other than a dividend payable solely in shares of Common Stock, the Corporation shall pay to the holders of Series C Preferred Stock on the record date for the determination of the holders of Common Stock entitled to such dividend, a dividend per share of Series C Preferred Stock equal to the dividend which would have been paid if the Series C Preferred Stock had been converted into Common Stock on and as of such record date, regardless of whether a Conversion Event shall have occurred. Such dividend shall be paid on the same dividend payment date the dividend is paid to the holders of the Common Stock. Any dividends shall be paid only out of funds of this Corporation legally available therefor.

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      3. Voting Rights.

            (a) Except as otherwise required by law, the holders of the Series C Preferred Stock shall vote together with the Common Stock (and any other class or series of capital stock which have voting rights) as if the Series C Preferred Stock and such other classes or series of capital stock were a single class, with the holders of the Common Stock having one vote per share and the holders of the Series C Preferred Stock voting on an "as-converted" basis, regardless of whether a Conversion Event shall have occurred. Voting on an "as converted" basis means having such number of votes per share of Series C Preferred Stock as equals the number of shares of Common Stock into which the Series C Preferred Stock was convertible on the record date for determining holders of Common Stock entitled to vote, either at a meeting or by an action in writing in lieu of a meeting.

            (b) In the case where the holders of the Series C Preferred Stock vote as a single class as required by law, each share of Series C Preferred Stock shall be entitled to one vote. The holders of the Series C Preferred Stock will not be entitled to vote as a class with respect to the increase or decrease in the number of authorized shares of preferred stock.

            (c) The Corporation may create other series of preferred stock which may be senior or junior to or on a parity with the Series C Preferred Stock as to dividends and/or on voluntary or involuntary dissolution, liquidation or winding up without the consent of the holders of the Series C Preferred Stock.

      4. Conversion into Common Stock.

            (a) Each holder of the Series C Preferred Stock will have the right, at any time and from time to time, after the occurrence of a Conversion Event to convert any shares of Series C Preferred Stock into shares of Common Stock. Conversion of the Series C Preferred Stock shall be effected by surrender of the certificate representing the shares of Series C Preferred Stock being converted to the transfer agent for the Series C Preferred Stock, or, if none shall have been appointed, to the Corporation, together with the form of notice of election to convert as may be provided from time to time by the Corporation.

            (b) A Conversion Event shall mean the first to occur of:

                  (i) the first day following the end of such fiscal quarter in which the Corporation's consolidated revenue from the beginning of the fiscal year through the last day of quarter shall be at least $6,000,000; or

                  (ii) the first day following the end of the first fiscal year in which the Corporation's consolidated adjusted net income is at least $250,000. Adjusted net income shall mean the Corporation's consolidated income before income taxes, determined in accordance with generally accepted accounting principles consistently applied, plus non-cash expenses incurred by the Corporation in connection with the issuance of equity securities in a private placement or public offering of the Corporation's debt or equity securities, but only to the extent that such expenses were deducted in calculating income before income taxes; or

                  (iii) the date on which a change of control shall have occurred. A change of control" shall occur:

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                        (A) When any "person" as defined in Section 3(a)(9) of
the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as used in Section 13(d) and 14(d) thereof including a "group" as defined in
Section 13(d) of the Exchange Act, but excluding the Corporation or any subsidiary or any affiliate of the Corporation or any employee benefit plan sponsored or maintained by the Corporation or any subsidiary of the Corporation (including any trustee of such plan acting as trustee), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Corporation representing a majority of the combined voting power of the Corporation's then outstanding securities; or

                        (B) When, during any period of twenty-four (24) consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or through the operation of this proviso; or

                        (C) Upon the occurrence of a transaction requiring stockholder approval for the acquisition of the Corporation by an entity other than the Corporation or a subsidiary or an affiliated company of the Corporation through purchase of assets, or by merger, or otherwise, except for a merger or other reorganization the principal purpose of which is to changes the state of the Corporation's domicile and which does not otherwise result in a change of control.

                  (c) If a Conversion Event shall not have occurred by July 1, 2010, the rights of the holders of the Series C Preferred Stock shall terminate, and the holders of such shares shall transfer all of their shares of Series C Preferred Stock to the Corporation for no consideration. Certificates for the Series C Preferred Stock that are outstanding prior to a Conversion Event shall bear a legend referred to the provisions of this Section 4(c).

                  (d) The "Conversion Rate" shall mean the number of shares of Common Stock issuable upon conversion of one (1) share of Series C Preferred Stock. The Conversion Rate shall be one (1) share of Common Stock for each share of Series C Preferred Stock, subject to adjustment in the event of any stock split, stock distribution, stock dividend, reverse split or any other similar recapitalization.

                  (e) In case of any reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Corporation to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall be effected, then the Corporation shall cause to be mailed by first class mail to the record holders of Series C Preferred Stock at least ten (10) days prior to the effective date of such reclassification, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up, as the case may be, a notice containing a brief description of the proposed action and stating the date on such reclassification, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

                  (f) Any consolidation or merger of the Corporation into another corporation in which the Corporation is not the surviving entity, will not be treated as a liquidation pursuant to Section 6(b) of this Statement of

Designation if the merger or consolidation is approved by the holders of a majority of the shares of Series C Preferred Stock, in which event the Series C Preferred Stock shall be converted into cash, securities or property in accordance with the plan or merger or consolidation, as the case may be. Otherwise, the merger or consolidated shall be treated as a liquidation, dissolution or winding up of the Corporation under Section 6(b) of this Statement of Designation.

                  (g) No fractional shares shall be issued upon conversion of the Series C Preferred Stock into Common Stock. The number of shares of Common Stock to be issued upon such conversion shall be rounded to the nearest whole share, with fractional shares of one-half or greater being rounded up, and fractional shares of less than one-half being rounded down.

                  (h) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock then issuable upon the conversion of all shares of Series C Preferred Stock then outstanding.

                  (i) The Common Stock issuable upon conversion of the Series C Preferred Stock shall, when so issued, be duly and validly authorized and issued, fully paid and non-assessable.

      5. Redemption. The Corporation shall have no right to redeem any shares of Series C Preferred Stock.

      6. Liquidation Rights.

            (a) (i) In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation an amount per share equal to one cent ($.01), plus a sum equal to all declared but unpaid dividends on the Series C Preferred Stock before any payment or distribution upon dissolution, liquidation or winding up shall be made on any class or series of capital stock ranking junior to Series C Preferred Stock as to such payment or distribution, and after all such payments or distributions have been made on any class or series of capital stock ranking senior to the Series C Preferred Stock as to such payment or distribution.

                  (ii) After payment of the preference set forth in Section 6(a)(i) of this Statement of Designation and after payment of all preferences payable to holders of any other class or series of capital stock which is senior to the common stock on liquidation, dissolution or winding up, the holders of the Series C Preferred Stock shall share with the holders of the Common Stock and the holders of any other class or series of capital stock which has such or similar rights as if the Series C Preferred Stock and the Common Stock and such other classes and series of capital stock, which each holder of Series C Preferred Stock to be deemed to own such number of shares of Common Stock as would be issuable upon conversion of the Series C Preferred Stock, regardless of whether a Conversion Event shall have occurred, immediately prior to the effective date of the liquidation, dissolution and winding up.

            (b) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation shall be deemed a voluntary dissolution, liquidation or winding up of the Corporation for purposes of this Section 6.

            (c) The consolidation or merger of the Corporation into another corporation in which the Corporation is not the surviving corporation shall be governed by Section 4(h) of this Certificate of Designation.

            (d) In the event the assets of the Corporation available for distribution to the holders of shares of Series C Preferred Stock upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to Section 6(a)(i) of this Statement of Designation, no such distribution shall be made on account of any shares of any other class or series of capital stock of the Corporation ranking on a parity with the shares of Series C Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Series C Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

      7. Notice. Unless otherwise provided in this Statement of Designation, each notice or other communication pursuant to this Statement of Designation shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified, return receipt requested, or first class mail to the Corporation at its executive offices, presently 145 Huguenot Street, New Rochelle, New York 10801, Attention: Chief Executive Officer, or to such other address or person as the Corporation may advise the holders of the Series C Preferred Stock by like notice, or to any holder at his address set forth on the Corporation's records. Notices shall be deemed to have been received on the date of personal delivery or, if sent by mail, shall be deemed to be delivered on the fifth (5th) business day after the date of mailing, except that notice of change in the person or address shall be effective on actual receipt. Notwithstanding the foregoing, any notice for a meeting of stockholders or communication which otherwise solicits a vote or consent shall be given in the manner provided in the Corporation's bylaws.

      8. Rank of Series. For purposes of this Certificate of Designation, any stock of any series or class of the Corporation shall be deemed to rank:

            (a) prior to the shares of Series C Preferred Stock, as to dividends or upon liquidation, dissolution or winding up, as the case may be, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of Series C Preferred Stock;

            (b) on a parity with shares of Series C Preferred Stock, as to dividends or upon liquidation, dissolution or winding up, as the case may be, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of Series C Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of Series C Preferred Stock; and

            (c) junior to shares of Series C Preferred Stock as to dividends or upon liquidation, dissolution or winding up, as the case may be, if such class shall be Common Stock or if the holders of shares of Series C Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

      9. No Preemptive Rights. No holder of the Series C Preferred Stock shall, as such holder, be entitled as of right to purchase or subscribe for any shares of stock of the Corporation of any class or any series now or hereafter authorized or any securities convertible into or exchangeable for any shares, or any warrants, options, rights or other instruments evidencing rights to subscribe for or purchase any such shares, whether such shares, securities, warrants, options, rights or other instruments be unissued or issued and thereafter acquired by the Corporation.

      10. Transfer Agent and Registrar. The Corporation may appoint a transfer agent and registrar for the issuance, transfer and conversion of the Series C Preferred Stock and for the payment of dividends to the holders of the Series C Preferred Stock.